UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2009

Appalachian Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-15571	58-2242407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

822 Industrial Boulevard, Ellijay, Georgia	30540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (706) 276-8000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 30, 2009, Appalachian Bancshares, Inc. (the “Company”), the bank holding company for Appalachian Community Bank, Appalachian Community Bank, F.S.B. and Appalachian Real Estate Holdings, Inc., issued a press release announcing its financial results for the quarter ended March 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1.

The Company will hold a conference call/webcast on Thursday, April 30, 2009, at 11:00 a.m. ET, to discuss its financial results and strategic initiatives, and to answer questions. Listeners will be invited to participate in the question and answer session. Instructions on how to access this conference call/webcast are contained in the press release attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Earnings press release for the quarter ended March 31, 2009 dated April 30, 2009.[1]

[1]

The information provided in the attached press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPALACHIAN BANCSHARES, INC.

By:	/s/ Tracy R. Newton
Tracy R. Newton
President and Chief Executive Officer

Dated: April 30, 2009